DOC0116114284

RiverSource Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, MN 55474

Individual Life Insurance Application

RiverSource Insurance

Always complete Insured Information.

Reference Number

Client ID 001

PRIMARY OR FIRST INSURED INFORMATION

1. Insured:

Insured's Name (First, Middle Initial and Last Name) ◯ Male ◯ Female

Is Insured the Owner? ◯ Yes ◯ No If you answered "No" complete this page and Owner Information section.

Citizenship: ◯ U.S. ◯ Other: If Other, Insured is: ◯ Resident Alien ◯ Resident Alien with Green Card ◯ Nonresident Alien

Birth Date (MMDDYYYY) | State of Birth or Country of Birth | U.S. Social Security Number

Driver's License (DL) Number | DL State of Issuance | Occupation

Employer Name | Individual Income $ | Net Worth $

2. Coverage Questions:

IT IS IMPORTANT THAT ANSWERS ARE TRUE, ACCURATE AND COMPLETE. ANY UNTRUE, INACCURATE OR INCOMPLETE INFORMATION COULD AFFECT YOUR INSURANCE COVERAGE.

a. In the past 12 months, has the Insured been hospitalized, placed in hospice care, or been advised by a health care professional to be hospitalized or placed in hospice care on either an inpatient or outpatient basis for any reason other than normal pregnancy? ◯ Yes ◯ No

b. In the past 12 months, has the Insured received treatment or advice from a health care professional for heart disease, chest pain, stroke, cancer (except basal cell carcinoma), kidney failure, liver failure or unexplained weight loss? ◯ Yes ◯ No

c. Has the Insured ever used tobacco or nicotine in any form? ◯ Yes ◯ No Date of Last Use (MMYYYY)

d. Personal Physician or Primary Care Provider (☐ Check here if none.)

Name and address of your personal physician or primary care provider for last two years (If none, so state) | Date Last Seen (MMYYYY)

Street Address | City | State | ZIP Code | Phone

3. Premium Submitted: Do not include any premium with this application if you:

- answered "Yes" to 2a or 2b above; or
- answered "Yes" to 2a or 2b in the Second Insured section (if a survivorship life insurance product is applied for); or
- are applying for death benefits totaling over $1,000,000.

© 2021-2022 RiverSource Life Insurance Company. All rights reserved.

ICC18 114284 **Page 1 of 16** C (02/22)

DOC0216114284 Insured Information Continued No money paid with this application Money paid with this application $ If one check is submitted for multiple products, please specify the dollar amount to each product. Complete all applicable sections. OWNER INFORMATION (Complete if Owner is different from Insured as shown in the Insured Information section. The Owner, not the Insured, will be the taxpayer on the account.) Individual—Name (First, Middle Initial and Last Name) U.S. Social Security Number Birth Date (MMDDYYYY) Male Female Citizenship: U.S. Other: If Other, Owner is: Resident Alien Resident Alien with Green Card Relationship to Insured Nonresident Alien Does the Owner wish to designate a Successor Owner? Yes No If Yes, Successor Owner’s Name Relationship to Owner Trust—Name of Trust Date of Trust (MMDDYYYY) Revocable Trust—Grantor’s Taxpayer Identification Number (TIN) Revocable Trust—Trust’s TIN Irrevocable Trust—Grantor’s TIN Irrevocable Trust—Trust’s TIN Name of Trustee Name of Grantor Business or Other Entity—Name TIN Relationship to Insured Federal Tax Classification (if not an individual above.): Sole Proprietor or single-member Limited Liability Company (LLC) Partnership S-Corporation C-Corporation Estate LLC (enter the tax classification: Partnership S-Corporation C-Corporation) Trust: Revocable (Optional Additional Trust Details) Irrevocable (Optional Additional Trust Details) Irrevocable Grantor (Optional Additional Trust Details) Other Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check the LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. Check here if Owner is an Exempt Payee (defined in IRS Form W-9 instructions) that is a corporation. Exempt Payee Code: 5—A Corporation (Code 5 applies to Corporations only). Other Exempt Payees must submit IRS Form W-9 separately. ICC18 114284 Page 2 of 16 C (02/22) 1

DOC0316114284

BUSINESS INSURANCE (Complete if insurance is for business purposes.)

Type of Business Insurance: ☐ Buy/Sell ☐ Business Debt Protection ☐ Split Dollar ☐ Key Person
☐ Executive Bonus/GEBA ☐ Deferred Compensation (nongovernmental)
☐ Other

Complete all sections for life insurance products.

EXISTING LIFE INSURANCE OR ANNUITIES

PRIMARY OR FIRST INSURED: Do you have any other **annuities** or **life insurance** currently in force or applied for?
◯ Yes ◯ No

If marked Yes, you must complete all details in the grid below, even if the existing annuity contract or insurance policy is not being replaced. If an annuity contract or insurance policy will be replaced, all state specific replacement forms must be completed.

Company	Contract/Policy Number	Type	Amount	Being Replaced
				◯ Yes ◯ No
				◯ Yes ◯ No
				◯ Yes ◯ No
				◯ Yes ◯ No

Use Notes section if you have additional insurance coverage information to document.

You must check "Yes" to "Being Replaced" if:

- There is any possibility that the new RiverSource Life Insurance Company (RiverSource Life) policy will replace another annuity contract or insurance policy, even if it is not yet certain.
- Payments will be discontinued on an existing contract or if an existing contract is surrendered, in full or in part, or is otherwise terminated.

Important Notice: In some states you must submit the "Important Notice: Replacement of Life Insurance or Annuities" whenever the client has existing insurance or annuities, **even if there is no replacement involved.**

Life External Replacements: If a 1035 Exchange to the RiverSource Life policy will be requested, the 1035 Exchange Request must also be completed.

Life Internal Replacements: If "Being Replaced" is checked "Yes" and you are replacing a RiverSource Life policy, by signing this application, the existing RiverSource Life policy(s) listed above will be surrendered upon policy activation unless you inform us otherwise.

The cash value should be: ◯ applied to the new RiverSource Life policy, or ◯ returned to the owner.

AGREEMENT TO SELL, TRANSFER OR ASSIGN LIFE INSURANCE

Any "party" to the application is defined as the Insured, Owner or any Beneficiary. "Third Party" is defined as a viatical settlement entity, life settlement entity, insurance company, other secondary market provider or premium financing entity.

1. **Agreements or Incentives** — Has any Party to the application:
   - Entered, or made plans to enter, into any agreement or contract to sell or assign the ownership of, or a beneficial interest in, the applied for policy; or
   - Been promised or agreed to by any person that they will be given, or have been given, any inducement, fee or compensation as an incentive to purchase the applied for policy; or
   - Received, or will receive, from any person any inducement, fee or compensation as incentive to purchase the applied for policy? ◯ Yes ◯ No
2. **Prior Transactions** — Has any Party to the application ever:
   - Sold, transferred or assigned any life insurance policy to a Third Party; or
   - Received any inducement, fee or compensation as an incentive to purchase, sell, transfer or assign any life insurance policy? ◯ Yes ◯ No

For any "Yes" responses to 1 or 2 above, provide details regarding any agreements, incentives or prior transactions.

ICC18 114284 Page 3 of 16 C (02/22)

DOC0416114284 Complete for survivorship life insurance products. LIFE INSURANCE PLAN INFORMATION: Survivorship Life Insurance 1. Life Insurance Plan Information Purpose of Insurance Insured Amount $ Succession Protector Survivorship IUL: Complete Allocation Form for Indexed Universal Life Survivorship VUL: Complete the Variable Life Insurance Product Information Section and the Premium and Monthly Deduction Allocation Form Other Death Benefit Option—Complete if applicable for product: 1 (Level) 2 (Variable) 3 (Specified Amount plus Premium) Life Insurance Qualification Test—Complete if applicable for product (Test selection may not be changed): Guideline Premium Test (GPT) Cash Value Accumulation Test (CVAT) 2. Riders/Options—Not all Riders/Options are available with all products Four Year Term of $ Policy Split Option Accounting Value Increase Rider (AVIR) Other 3. Life Insurance Premiums Annual Scheduled Premium Lump-Sum Amount to Be Paid on Delivery of Policy $ $ a. Direct Bill: Quarterly Semiannually Annually b. Incoming ACH: Monthly Quarterly c. Internal Recurring Transfer: Monthly Quarterly Semiannually Annually d. Other Complete for all life insurance products LIFE INSURANCE BENEFICIARY Select one (A and B not available with Survivorship Life Insurance) A. Spouse, if living, if not, the lawful children of the Insured with rights of survivorship. B. Spouse, if living, if not, the lawful children of the Insured. If a child has died before the Insured, the share which the child would have received will be paid to his/her lawful children with rights of survivorship. C. The lawful children of the Insured with rights of survivorship. D. The lawful children of the Insured. If a child has died before the Insured, the share which the child would have received will be paid to his/her lawful children with rights of survivorship. If A ., B., C. or D. is selected, you must provide the name(s) of the Spouse and/or current lawful children. Spouse Name Date of Birth: Lawful Child Name Date of Birth: Lawful Child Name Date of Birth: ICC18 114284 Page 4 of 16 C (02/22) 1

DOC0516114284 Lawful Child Name Date of Birth: Lawful Child Name Date of Birth: Lawful Child Name Date of Birth: Lawful Child Name Date of Birth: Lawful Child Name Date of Birth: Lawful Child Name Date of Birth: E. Other Primary Beneficiary • You must provide at least one Primary Beneficiary. • Total percentage entered for Primary Beneficiaries must equal 100%. • The designation is with rights of survivorship (the share a primary beneficiary would have received had he or she survived the Insured will be divided proportionately among the surviving primary beneficiaries). Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Contingent Beneficiary (optional): • In the event no primary beneficiary survives, the contingent beneficiaries will receive the benefit. • Total percentage entered for Contingent Beneficiaries must equal 100%. • The designation is with rights of survivorship (the share a contingent beneficiary would have received had he or she survived the Insured will be divided proportionately among the surviving contingent beneficiaries). ICC18 114284 Page 5 of 16 C (02/22) 1

DOC0616114284 Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Beneficiary Name (Person’s Full Name & Relationship to Insured, Trust and Percentage: Trust Date, or Organization and Address) Complete for variable universal life insurance. VARIABLE LIFE INSURANCE PRODUCT INFORMATION 1. For all Variable Life and insurance products—Check each of the following below to indicate your acknowledgement: (Also, complete the Premium and Monthly Deduction Allocation Form.) Adequate Information. You have received the current prospectus for the policy applied for. Purpose. You agree that the purchase of variable life insurance is consistent with your insurance needs and financial objectives. Variable values. You understand that the death benefit amount and policy values that are based on separate account assets are not guaranteed and will increase or decrease with investment experience; however, the death benefit will never be less than the current specified amount. Fees and Charges. The fees and charges have been explained to you. You understand that the fees and charges are also explained in detail in the policy. 2. Consent for Delivery of Initial Prospectus on a Removable Media Storage Device Yes—By checking this box, I acknowledge that I have chosen to receive and have received the initial product prospectus on a removable media storage device. See details in Consent for Delivery of Initial Prospectus on a Removable Media Storage Device in the Agreement and Signature page section. No—By checking this box, I choose not to receive the initial product prospectus on a removable media storage device and have received a paper copy of the intial product prospectus. ICC18 114284 Page 6 of 16 C (02/22) 1

DOC0716114284

Complete for survivorship life insurance products.

SECOND INSURED

1. Second Insured:

Second Insured's Name (First, Middle Initial and Last Name) ◯ Male ◯ Female

Citizenship: ◯ U.S. ◯ Other: If Other, Second Insured is: ◯ Resident Alien ◯ Resident Alien with Green Card ◯ Nonresident Alien

Relationship to Insured

Birth Date (MMDDYYYY) | State of Birth or Country of Birth | U.S. Social Security Number

Driver's License (DL) Number | DL State of Issuance | Occupation

Employer Name | Individual Income $ | Net Worth $

2. Coverage Questions:

IT IS IMPORTANT THAT ANSWERS ARE TRUE, ACCURATE AND COMPLETE. ANY UNTRUE, INACCURATE OR INCOMPLETE INFORMATION COULD AFFECT YOUR INSURANCE COVERAGE.

a. In the past 12 months, has the Second Insured been hospitalized, placed in hospice care, or been advised by a health care professional to be hospitalized or placed in hospice care on either an inpatient or outpatient basis for any reason other than normal pregnancy? ◯ Yes ◯ No

b. In the past 12 months, has the Second Insured received treatment or advice from a health care professional for heart disease, chest pain, stroke, cancer (except basal cell carcinoma), kidney failure, liver failure or unexplained weight loss? ◯ Yes ◯ No

c. Has the Second Insured ever used tobacco or nicotine in any form? ◯ Yes ◯ No Date of Last Use (MMYYYY)

d. Personal Physician or Primary Care Provider (☐ Check here if none.)

Name and address of your personal physician or primary care provider for last two years (If none, so state) | Date Last Seen (MMYYYY)

Street Address | City | State | ZIP Code | Phone

ICC18 114284 Page 7 of 16 C (02/22)

DOC0816114284

Complete for survivorship life insurance products.

EXISTING LIFE INSURANCE OR ANNUITIES

SECOND INSURED: Do you have any other **annuities** or **life insurance** currently in force or applied for?
◯ Yes ◯ No

If marked Yes, you must complete all details in the grid below, even if the existing annuity contract or insurance policy is not being replaced. If an annuity contract or insurance policy will be replaced, all state specific replacement forms must be completed.

Company	Contract/Policy Number	Type	Amount	Being Replaced
				◯ Yes ◯ No
				◯ Yes ◯ No
				◯ Yes ◯ No
				◯ Yes ◯ No

Use Notes section if you have additional insurance coverage information to document.

You must check "Yes" to "Being Replaced" if:

- There is any possibility that the new RiverSource Life policy will replace another annuity contract or insurance policy, even if it is not yet certain.
- Payments will be discontinued on an existing contract or if an existing contract is surrendered, in full or in part, or is otherwise terminated.

Important Notice: In some states you must submit the "Important Notice: Replacement of Life Insurance or Annuities" whenever the client has existing insurance or annuities, **even if there is no replacement involved.**

Life External Replacements: If a 1035 Exchange to the RiverSource Life policy will be requested, the 1035 Exchange Request must also be completed.

Life Internal Replacements: If "Being Replaced" is checked "Yes" and you are replacing a RiverSource Life policy, by signing this application, the existing RiverSource Life policy(s) listed above will be surrendered upon policy activation unless you inform us otherwise.

The cash value should be: ◯ **applied to the new RiverSource Life policy, or** ◯ **returned to the owner.**

ICC18 114284 **Page 8 of 16** C (02/22)

DOC0916114284 • Complete the Notes section for additional information for all products. Notes (Include details to any “Yes” answers or any additional replacement or other information.) ICC18 114284 Page 9 of 16 C (02/22) 1

DOC1016114284 Notes Continued (Include details to any “Yes” answers or any additional replacement or other information.) ICC18 114284 Page 10 of 16 C (02/22) 1

DOC1116114284 Review Disclosures and Notices below. Life Insurance—Survivorship Life Insurance products If you have applied for this type of insurance, you understand and acknowledge that (1) a projection of future death benefits and policy values will be provided upon written request; (2) surrender charges may apply in certain circumstances; (3) no-lapse guarantee or death benefit guarantee features as applicable to the type of insurance applied for have been adequately described to you and may involve premium in excess of your scheduled premium; and (4) interest at rates in excess of the guaranteed interest rate will accrue at rates determined by the company and at the company’s discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing company policies, product design, competition, and the company’s revenues and expenses. FRAUD NOTICE Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. ICC18 114284 Page 11 of 16 C (02/22) 1

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RiverSource Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 Individual Life Insurance Application Agreement and Signature Agreement: By signing this application, you acknowledge that you have read, understand and agree with all of the following terms, conditions and disclosures applicable to the product applied for. You also understand this document may contain disclosures pertaining to products not applied for. Identification and Verification: We are required by law to obtain certain personal information from you that will be used by us to verify your identity. If you do not provide us with the information, we may not be able to issue you a policy or rider. If we are unable to verify your identity, we reserve the right to withdraw your application, rescind your policy and/or rider or take such other steps as we deem reasonable. Conditional Insurance Coverage Prior to Policy Delivery: You agree that an Insured for life insurance will be covered prior to policy delivery only when all of the following requirements have been met: • The Owner has paid the full first premium, according to the frequency of modal premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and • The premium has not been returned by the company; and • The Insured has submitted all medical and other information required by the company’s written underwriting rules; and • The Insured is insurable on the Effective Date, as defined below, under the company’s written underwriting rules, for the plan of insurance and amount of insurance at the premium rate applied for with no modification. “Effective Date” as used herein means the later of: (a) the date of this application; or (b) the date of completion of the company’s paramedical/medical examinations, the company’s medical information gathering interview; and any other information as required by the company’s written underwriting rules. In cases where the Insured is not insurable for the plan of insurance, amount of insurance, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the Owner in writing and any additional premium has been paid. Amount of Life Insurance Coverage: If coverage begins prior to delivery of the policy under the conditions described above and death of an Insured occurs prior to delivery of the policy, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy or rider applied for. Company’s Responsibilities: You understand that: Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured. The officers of the company are the President, Vice President, Secretary and Assistant Secretary; If a policy does not go into effect, the company’s sole liability will be to refund any premium paid, plus interest if required by law; No change in or waiver of anything in this application or alteration of an insurance policy or rider is binding unless it is in writing and signed by an officer of the company; and By accepting a policy, the Owner ratifies any changes to this application that we confirm in writing. However, the Owner must sign a separate written document for any change in type of plan, amount, benefits, sex or Insured’s risk classification. Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for. Qualified Plans Only: You certify that the Owner is qualified under Section 401(a) of the United States Internal Revenue Code. This policy or rider will be issued based on representations by you that the Plan is qualified. Adequate Information: You have received the RiverSource Life Insurance Company (RiverSource Life) Insurance Products Disclosure. You understand and agree that the company will use and release information about you as described in the RiverSource Life Insurance Products Disclosure. You may inform us not to use information for certain marketing purposes described in the RiverSource Life Insurance Products Disclosure. Agreement and Signature Continued on next page... Client Copy — Do Not Submit to Corporate Office ICC18 114284 C (02/22) 1

Agreement and Signature Continued Electronic Signature: The application and other documents may be signed using an electronic signature. To sign the application today, you may use an electronic signature process. Once each sub-section is signed, it is bound into a single record. Using the electronic signature process, signatures will be displayed in real time, encrypted and purged to prevent use of the signatures for any purpose other than those specific to the issuance of the policy. To sign your application from home, you may log on to the secure site on ameriprise.com. Once you electronically sign your application within the secure site on ameriprise.com, it will be bound into a single record. Using the ameriprise.com single electronic signature, the signature will be displayed in real time, encrypted, stored in compliance with the privacy laws and protected from any uses other than those specific to the issuance of the policy. By utilizing an electronic signature process or the electronic signature process within the secure site on ameriprise.com, you confirm that you have reviewed, understand and accept the entire Document Packet, and you confirm that you wish to utilize your electronic signature to sign all the documents presented. The medical portion of your application may be completed online or via telephone interview. To complete it online, you may log on to a secure site. Upon completion you will have the opportunity to electronically sign this portion of your application. If completed via telephone interview, at the end of the interview you will have the opportunity to provide your verbal consent to sign the medical portion of your application using an electronic voice signature. You may stop the application process at any time during the telephone interview. Declaration: You declare that all statements and answers provided in this application are true, accurate and complete to the best of your knowledge and belief. You understand that all statements and answers in the application are the basis for our underwriting analysis for any policy and/or rider issued, and that no information about the applicant will be considered to have been given to RiverSource Life unless it is stated in the application. You will notify RiverSource Life of any changes in the statements or answers given in the application between the time of application and the time the policy and any rider(s) become effective. Any untrue, inaccurate or incomplete information could result in the denial of any claims made and/or the rescission of any policy and/or rider issued. You also acknowledge that you have received a copy of this agreement and the Buyer’s Guide for life insurance products if the insurance is applied for in a state that requires the Buyer’s Guide, and receipt for any premium paid with this application. Consent For Delivery of Initial Prospectus on a Removable Media Storage Device By signing below, you agree to receive the prospectus in electronic format. You understand that you have the right to receive the prospectus in paper format, which has been offered to you. • You have access to and understand how to use the hardware and software that are necessary to view the prospectus (see removable media storage device label for operating requirements). • You understand that, in order to retain paper copies of the prospectus, you must either: A. Print the prospectus found on the removable media storage device, incurring any printing costs yourself; or B. Request the prospectus in paper form free of charge by calling Customer Service toll-free at 1(800) 333-3437. • You understand that all future prospectus updates and supplements will be provided to you in paper form unless you sign up for online document delivery on the secure site on ameriprise.com. Authorization and Certification By your signature below, you authorize RiverSource Life to call you on any of the phone numbers you have provided to RiverSource Life to collect information necessary to underwrite, issue and administer your insurance coverage. You also authorize RiverSource Life to review your credit report or obtain or use a credit-based insurance score based on information contained in your report. You authorize MIB, Inc., the employer, and consumer reporting agency having information about you and your minor children to give that information to RiverSource Life or its reinsurer(s). By your signature below, you also authorize RiverSource Life or it’s reinsurer(s) to make a brief report of your and your minor children’s personal health information to MIB, Inc. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You understand that RiverSource Life will use this information to determine eligibility for insurance and benefits. You agree that a photographic copy of this authorization will be as valid as the original, and that this authorization will be valid for 24 months from the date shown below or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. Agreement and Signature Continued on next page... Client Copy — Do Not Submit to Corporate Office ICC18 114284 C (02/22) 1

Agreement and Signature Continued W-9 Social Security or Taxpayer Identification Number (TIN) Certification: Foreign Account Tax Compliance Act (FATCA) Reporting Information A FATCA exemption code is required for persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. If you are only submitting this form for an account you hold in the United States, no code is required. Otherwise, submit IRS Form W-9 separately. As used below, the word “I” refers to the applicant who is the taxpayer on the policy. Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number, and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below), and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. As used below, the word “You” refers to the applicant who is the taxpayer on the account. Certification Instructions: check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. Definition of a U.S. Person. For federal tax purposes, you are considered a U.S. Person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Non-U.S. persons submit the appropriate Form W-8. Form W-9 and Form W-8 and their instructions are available upon request or on irs.gov. CAUTION: If your answers on this application are incorrect or untrue, RiverSource Life may deny benefits or rescind your policy. If after submitting this application you become aware of a change in health that would affect any of the answers you have provided on this application, you must inform RiverSource Life of that change before the effective date of the policy. Otherwise, RiverSource Life may deny benefits or rescind your Policy. You acknowledge that you or your authorized representative have received a copy of this Agreement and Signature section of the application. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signatures (Insureds under age 15 need not sign.) Insured Name (Print) State Signed on Date (MMDDYYYY) Text Insured Signature (base plan)-For Insured over age 15 or Parent/Legal Guardian Signature (for Insureds under age 15) X Second Insured Signature (For Insured over age 15) X Owner Signature (other than Insured) X Owner Signature (other than Insured) X Agreement and Signature Continued on next page... Client Copy — Do Not Submit to Corporate Office ICC18 114284 C (02/22) 1

Agreement and Signature Continued Receipt — All checks must be completed in full and be made payable to the company (not to the advisor). Received from the sum of $ with this application. Advisor Report Is Insured related to Advisor? Yes No If yes, give relationship. You certify that you personally requested the information in this application and that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate. Servicing Advisor Name (Print) Servicing Advisor ID Servicing Advisor Signature Signed Date (MMDDYYYY) X Text9 30 2021 Team ID Comp % Phone Ext Area Office Number Recommending Advisor Information Is this transaction based on a recommendation by an Ameriprise Financial Advisor? Yes No If yes, provide the Recommending Advisor Name and ID below if different than Advisor listed above. Name Advisor ID It is assumed the Recommending Advisor and Advisor listed above are the same, if the Recommending Advisor is not identified. Co-Advisor Information Co-Advisor Name (Print) Co-Advisor ID Co-Advisor Signature Signed Date (MMDDYYYY) X Text9 30 2021 Team ID Comp % Phone Ext Area Office Number Client Copy — Do Not Submit to Corporate Office ICC18 114284 C (02/22) 1

DOC1316114284 RiverSource Life Insurance Company, 70100 Ameriprise Financial Center, Minneapolis, MN 55474 Individual Life Insurance Application Agreement and Signature Agreement: By signing this application, you acknowledge that you have read, understand and agree with all of the following terms, conditions and disclosures applicable to the product applied for. You also understand this document may contain disclosures pertaining to products not applied for. Identification and Verification: We are required by law to obtain certain personal information from you that will be used by us to verify your identity. If you do not provide us with the information, we may not be able to issue you a policy or rider. If we are unable to verify your identity, we reserve the right to withdraw your application, rescind your policy and/or rider or take such other steps as we deem reasonable. Conditional Insurance Coverage Prior to Policy Delivery: You agree that an Insured for life insurance will be covered prior to policy delivery only when all of the following requirements have been met: • The Owner has paid the full first premium, according to the frequency of modal premium payment selected, for all insurance applied for in this application (any check or draft for that payment must be honored by the bank); and • The premium has not been returned by the company; and • The Insured has submitted all medical and other information required by the company’s written underwriting rules; and • The Insured is insurable on the Effective Date, as defined below, under the company’s written underwriting rules, for the plan of insurance and amount of insurance at the premium rate applied for with no modification. “Effective Date” as used herein means the later of: (a) the date of this application; or (b) the date of completion of the company’s paramedical/medical examinations, the company’s medical information gathering interview; and any other information as required by the company’s written underwriting rules. In cases where the Insured is not insurable for the plan of insurance, amount of insurance, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted by the Owner in writing and any additional premium has been paid. Amount of Life Insurance Coverage: If coverage begins prior to delivery of the policy under the conditions described above and death of an Insured occurs prior to delivery of the policy, the amount of life insurance coverage on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy or rider applied for. Company’s Responsibilities: You understand that: Only the officers of the company have the authority to decide on insurability and risk classification and to bind the company to insure a proposed Insured. The officers of the company are the President, Vice President, Secretary and Assistant Secretary; If a policy does not go into effect, the company’s sole liability will be to refund any premium paid, plus interest if required by law; No change in or waiver of anything in this application or alteration of an insurance policy or rider is binding unless it is in writing and signed by an officer of the company; and By accepting a policy, the Owner ratifies any changes to this application that we confirm in writing. However, the Owner must sign a separate written document for any change in type of plan, amount, benefits, sex or Insured’s risk classification. Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for. Qualified Plans Only: You certify that the Owner is qualified under Section 401(a) of the United States Internal Revenue Code. This policy or rider will be issued based on representations by you that the Plan is qualified. Adequate Information: You have received the RiverSource Life Insurance Company (RiverSource Life) Insurance Products Disclosure. You understand and agree that the company will use and release information about you as described in the RiverSource Life Insurance Products Disclosure. You may inform us not to use information for certain marketing purposes described in the RiverSource Life Insurance Products Disclosure. Agreement and Signature Continued on next page... Corporate Office Copy — Submit to Corporate Office ICC18 114284 Page 13 of 16 C (02/22) 1

DOC1416114284 Agreement and Signature Continued Electronic Signature: The application and other documents may be signed using an electronic signature. To sign the application today, you may use an electronic signature process. Once each sub-section is signed, it is bound into a single record. Using the electronic signature process, signatures will be displayed in real time, encrypted and purged to prevent use of the signatures for any purpose other than those specific to the issuance of the policy. To sign your application from home, you may log on to the secure site on ameriprise.com. Once you electronically sign your application within the secure site on ameriprise.com, it will be bound into a single record. Using the ameriprise.com single electronic signature, the signature will be displayed in real time, encrypted, stored in compliance with the privacy laws and protected from any uses other than those specific to the issuance of the policy. By utilizing an electronic signature process or the electronic signature process within the secure site on ameriprise.com, you confirm that you have reviewed, understand and accept the entire Document Packet, and you confirm that you wish to utilize your electronic signature to sign all the documents presented. The medical portion of your application may be completed online or via telephone interview. To complete it online, you may log on to a secure site. Upon completion you will have the opportunity to electronically sign this portion of your application. If completed via telephone interview, at the end of the interview you will have the opportunity to provide your verbal consent to sign the medical portion of your application using an electronic voice signature. You may stop the application process at any time during the telephone interview. Declaration: You declare that all statements and answers provided in this application are true, accurate and complete to the best of your knowledge and belief. You understand that all statements and answers in the application are the basis for our underwriting analysis for any policy and/or rider issued, and that no information about the applicant will be considered to have been given to RiverSource Life unless it is stated in the application. You will notify RiverSource Life of any changes in the statements or answers given in the application between the time of application and the time the policy and any rider(s) become effective. Any untrue, inaccurate or incomplete information could result in the denial of any claims made and/or the rescission of any policy and/or rider issued. You also acknowledge that you have received a copy of this agreement and the Buyer’s Guide for life insurance products if the insurance is applied for in a state that requires the Buyer’s Guide, and receipt for any premium paid with this application. Consent For Delivery of Initial Prospectus on a Removable Media Storage Device By signing below, you agree to receive the prospectus in electronic format. You understand that you have the right to receive the prospectus in paper format, which has been offered to you. • You have access to and understand how to use the hardware and software that are necessary to view the prospectus (see removable media storage device label for operating requirements). • You understand that, in order to retain paper copies of the prospectus, you must either: A. Print the prospectus found on the removable media storage device, incurring any printing costs yourself; or B. Request the prospectus in paper form free of charge by calling Customer Service toll-free at 1(800) 333-3437. • You understand that all future prospectus updates and supplements will be provided to you in paper form unless you sign up for online document delivery on the secure site on ameriprise.com. Authorization and Certification By your signature below, you authorize RiverSource Life to call you on any of the phone numbers you have provided to RiverSource Life to collect information necessary to underwrite, issue and administer your insurance coverage. You also authorize RiverSource Life to review your credit report or obtain or use a credit-based insurance score based on information contained in your report. You authorize MIB, Inc., the employer, and consumer reporting agency having information about you and your minor children to give that information to RiverSource Life or its reinsurer(s). By your signature below, you also authorize RiverSource Life or it’s reinsurer(s) to make a brief report of your and your minor children’s personal health information to MIB, Inc. You understand that you have the right to request a personal interview if an investigative consumer report is obtained. You understand that RiverSource Life will use this information to determine eligibility for insurance and benefits. You agree that a photographic copy of this authorization will be as valid as the original, and that this authorization will be valid for 24 months from the date shown below or the time limit, if any, permitted by applicable law in the state where the policy is delivered or issued for delivery. Agreement and Signature Continued on next page... Corporate Office Copy — Submit to Corporate Office ICC18 114284 Page 14 of 16 C (02/22) 1

DOC1516114284 Agreement and Signature Continued W-9 Social Security or Taxpayer Identification Number (TIN) Certification: Foreign Account Tax Compliance Act (FATCA) Reporting Information A FATCA exemption code is required for persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. If you are only submitting this form for an account you hold in the United States, no code is required. Otherwise, submit IRS Form W-9 separately. As used below, the word “I” refers to the applicant who is the taxpayer on the policy. Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number, and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (defined below), and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. As used below, the word “You” refers to the applicant who is the taxpayer on the account. Certification Instructions: check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. Definition of a U.S. Person. For federal tax purposes, you are considered a U.S. Person if you are: • An individual who is a U.S. citizen or U.S. resident alien, • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, • An estate (other than a foreign estate), or • A domestic trust (as defined in Regulations section 301.7701-7). Non-U.S. persons submit the appropriate Form W-8. Form W-9 and Form W-8 and their instructions are available upon request or on irs.gov. CAUTION: If your answers on this application are incorrect or untrue, RiverSource Life may deny benefits or rescind your policy. If after submitting this application you become aware of a change in health that would affect any of the answers you have provided on this application, you must inform RiverSource Life of that change before the effective date of the policy. Otherwise, RiverSource Life may deny benefits or rescind your Policy. You acknowledge that you or your authorized representative have received a copy of this Agreement and Signature section of the application. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Signatures (Insureds under age 15 need not sign.) Insured Name (Print) State Signed on Date (MMDDYYYY) Text Insured Signature (base plan)-For Insured over age 15 or Parent/Legal Guardian Signature (for Insureds under age 15) X Second Insured Signature (For Insured over age 15) X Owner Signature (other than Insured) X Owner Signature (other than Insured) X Agreement and Signature Continued on next page... Corporate Office Copy — Submit to Corporate Office ICC18 114284 Page 15 of 16 C (02/22) 1

DOC1616114284 Agreement and Signature Continued Receipt — All checks must be completed in full and be made payable to the company (not to the advisor). Received from the sum of $ with this application. Advisor Report Is Insured related to Advisor? Yes No If yes, give relationship. You certify that you personally requested the information in this application and that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate. Servicing Advisor Name (Print) Servicing Advisor ID Servicing Advisor Signature Signed Date (MMDDYYYY) X Text9 30 2021 Team ID Comp % Phone Ext Area Office Number Recommending Advisor Information Is this transaction based on a recommendation by an Ameriprise Financial Advisor? Yes No If yes, provide the Recommending Advisor Name and ID below if different than Advisor listed above. Name Advisor ID It is assumed the Recommending Advisor and Advisor listed above are the same, if the Recommending Advisor is not identified. Co-Advisor Information Co-Advisor Name (Print) Co-Advisor ID Co-Advisor Signature Signed Date (MMDDYYYY) X Text9 30 2021 Team ID Comp % Phone Ext Area Office Number Corporate Office Copy — Submit to Corporate Office ICC18 114284 Page 16 of 16 C (02/22) 1